UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 1, 2000
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                         AMERICAN ENTERPRISE.COM, CORP
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          FLORIDA                    0-24696                     59-3248917
----------------------------    ----------------                -------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE                (IRS EMPLOYER
     OF INCORPORATION)               NUMBER)                 IDENTIFICATION NO.)

6800 NORTH DALE MABRY, SUITE 100, TAMPA FL                          33614
------------------------------------------                        ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (813) 882-6567
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 3.  BANKRUPTCY

On November 17, 2000, the Company's subsidiary, Brandon Diagnostic Center, Ltd. ("BDC") filed a voluntary petition for relief under Chapter 11 ("Chapter 11") of Title 11 of the United States Bankruptcy Code in the Middle District of Florida, Tampa Division. BDC remains a debtor-in-possession. Previously reported in the Company's Form 8-K filing dated November 1, 2000, the Company's other operating facility, SunPoint Diagnostic Center, Inc. filed for relief under Chapter 11 on November 1, 2000. The Company is contemplating filing Chapter 11 petitions for its remaining two subsidiaries, which have not conducted operations since at least April 2000. The Company is working with a crisis management team to formulate a plan going forward.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2000                                AMERICAN ENTERPRISE.COM CORP


                                            By: /s/ JOHN STANTON
                                                --------------------------------
                                                John Stanton
                                                Acting C.E.O.